SECURITY AGREEMENT

         This SECURITY AGREEMENT, PLEDGE AND ASSIGNMENT (this "Security Agreement") dated and effective as of June 27, 2000 (the "Effective Date"), is made by eAutoclaims.com Corporation (the "Company"), a Nevada corporation, as the debtor, to Thomson Kernaghan & Co. Limited (the "Agent") as agent for the Purchasers named in the Securities Purchase Agreement (as hereinafter defined, as the secured parties, in connection with the Securities Purchase Agreement.

         PRELIMINARY STATEMENTS:

         (1) The Company and the Purchasers have made and entered into a Securities Purchase Agreement (as it now exists or subsequently may be modified, the "Securities Purchase Agreement") effective as of the Effective Date. The Company will derive substantial direct and indirect benefit from the transactions contemplated by the Securities Purchase Agreement.

         (2) It is a condition precedent to the Purchasers purchasing Preferred Shares under the Securities Purchase Agreement that the Company shall have made the pledge and granted the assignment and security interest contemplated by this Security Agreement.

         (3) All capitalized terms used but not defined in this Security Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase Preferred Shares under the Securities Purchase Agreement, the Company hereby agrees with the Purchasers as follows:

         Section 1.01. Pledge, Assignment and Grant of Security. The Company hereby assigns and pledges and delivers to the Agent, for the ratable benefit of the Purchasers, and hereby grants to the Purchasers a security interest in all of the Company's right, title and interest in and to the following, whether now owned or hereafter acquired (the "Collateral"):

         (1) 225,000 shares of the Company's common stock, $.001 par value per share ("Common Stock"); and

         (2) such additional shares of Common Stock as the Company shall deliver to the Agent as Collateral pursuant to the Securities Purchase Agreement.

The Company hereby acknowledges that as security for the Company's prompt and full performance of its obligations under the Securities Purchase Agreement and the other Transaction Documents, the Company is obligated to issue, assign, pledge and deliver to the Agent, for the benefit of the Agent and the Purchasers, Two Hundred Twenty Five Thousand shares of Common Stock for each 200 Preferred Shares or portion thereof issued pursuant to the Securities Purchase Agreement.


         Section 2.01. Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Company, to transfer to or to register any or all of the Collateral in the name of the Agent or any of its nominees. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

         Section 3.01. Security for Obligations. This Security Agreement secures the prompt and full payment and performance of all obligations of the Company now or hereafter existing under the Securities Purchase Agreement and the other Transaction Documents, including the payment of fees, dividends, damages, expenses, or otherwise, and including all obligations of the Company now or hereafter existing under this Security Agreement (collectively, the "Obligations"). Without limiting the generality of the foregoing, this Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Company to the Purchasers under any of the Transaction Documents but for the fact that they are unenforceable or not allowable owing to the existence of bankruptcy, reorganization, or similar proceedings involving the Company.

         Section 4.01. Representations and Warranties. The Company represents and warrants as follows:

         (1) The Company is the legal and beneficial owner of the Collateral free and clear of any Lien except for the security interest created by this Security Agreement

         (2) The shares of Common Stock constituting the Collateral have been duly authorized and validly issued, and are fully paid and nonassessable.

         (3) This Security Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

         (4) The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own its assets and to transact its business, and is duly qualified and in good standing under the laws of each jurisdiction in which qualification is required.

         (5) The execution and performance by the Company of this Security Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the Company's stockholders;
(b) contravene the Company's charter or bylaws; (c) violate any provision of any law, rule, or regulation; or (d) result in a breach of or constitute a default under any indenture or loan or Securities Purchase Agreement or any other agreement, lease, or instrument to which the Company is a party or by which it or its properties may be bound or affected.

         (6) This Security Agreement is the legal, valid, and binding obligation of the Company, enforceable in accordance with its respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

         (7) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (a) for the pledge by the Company of the Collateral pursuant to this Security Agreement, for the grant by the Company of the assignment and security interest granted hereby or for the execution, delivery, or performance of this Security Agreement by the Company; (b) for the perfection or maintenance of the pledge, assignment, and security interest created hereby (including the first priority nature of such pledge, assignment, and security interest); or (c) for the exercise by the Purchasers of the voting or other rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement (except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally).

         (8) There are no conditions precedent to the effectiveness of this Security Agreement that have not been satisfied or waived.

         (9) The Company has, independently and without reliance upon the Agent or the Purchasers and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Security Agreement.

         Section 5.01. Further Assurances.

         (1) The Company agrees that from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Purchasers may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Purchasers to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Company will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Purchasers may request, in order to perfect and preserve the pledge, assignment, and security interest granted or purported to be granted hereby.

         (2) The Company hereby authorizes the Purchasers to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Company where permitted by law. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (3) The Company will furnish to the Purchasers from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Purchasers may reasonably request, all in reasonable detail.

         Section 6.01. Transfers and Other Liens; Additional Shares.

         (1) The Company shall not (a) sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Security Agreement.

         Section 7.01. The Agent's Duties. The powers conferred on the Agent hereunder is solely to protect the Purchasers' its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Agent or the Purchasers have or are deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

         Section 8.01 Remedies. If any Event of Default shall have occurred and be continuing, the Purchasers may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in any of the Transaction Documents, or otherwise available to it, (i) all the rights and remedies of a pledgee on default under the laws of the Province of Ontario, Canada, and (ii) all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Florida at that time (the "Code") (whether or not the Code applies to the affected Collateral), and also may sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Purchasers may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Purchasers shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Purchasers may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          Section 9.01. Indemnity and Expenses.

         (1) The Company agrees to indemnify the Agent and the Purchasers from and against any and all claims, losses, and liabilities (including reasonable attorney fees) growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses, or liabilities resulting from the Agent's or any Purchaser's gross negligence or willful misconduct.

         (2) The Company will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts that the Agent or the Purchasers may incur in connection with (a) the administration of this Security Agreement; (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral; (c) the exercise or enforcement of any of the rights of the Purchasers hereunder; or (d) the failure by the Company to perform or observe any of the provisions hereof.

         Section 10.01. Security Interest Absolute. All rights of the Purchasers and the pledge, assignment, and security interest hereunder, and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of:

         (1) Any lack of validity, regularity, or enforceability of the Securities Purchase Agreement, the Preferred Shares or any other agreement or instrument relating thereto;

         (2) Any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Securities Purchase Agreement or any other Transaction Document, including, without limitation, any increase in Obligations resulting from the extension of credit to the Company or any of its Subsidiaries or otherwise.

         (3) Any taking, exchange, release, or nonperfection of any other collateral, or any taking, release, or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

         (4) Any manner of application of Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of the Company or any of its subsidiaries;

         (5)  Any  change,  restructuring,   or  termination  of  the  corporate
structure or existence of the Company or any of its subsidiaries; or

         (6) Any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company.

         Section 11.01. Amendments; Etc. No amendment, modification, termination, or waiver of any provision of this Security Agreement, and no consent to any departure by the Company herefrom, shall in any event be effective unless the same shall be in writing and signed by the Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 12.01. Addresses for Notices. All notices given under this Security Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

       If to the Agent:

     Thomson Kernaghan & Co. Ltd.
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Mr. Gregg Badger, Sr. V.P.
     Facsimile No. (416) 860-6352

      If to the Company:

     eAutoclaims.com, Inc.
     2708 Alternate 19 North
     Suite 507
     Palm Harbor, Florida 34683
     Attention: Eric W. J. Seidel, President
     Facsimile No. (727) 781-8425

      If to the Purchasers

     c/o Thomson Kernaghan & Co. Ltd.
         as Agent
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Mr. Gregg Badger, Sr. V.P.
         Facsimile No. (416) 860-6352

     With a copy (that does not constitute
               notice) to:
     Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A.
     911 Chestnut Street, P.O. Box 1368
     Clearwater, Florida 33757-1368
     Attention: Michael T. Cronin

     In either case, with a copy (that does not
         constitute notice) to:
     John M. Mann
     Attorney at Law
     1330 Post Oak Boulevard, Suite 2800
     Houston, Texas 77056-3060
     Facsimile No. (713) 622-7185

          Section 13.01. Continuing Security Interest; Assignments Under Securities Purchase Agreement. This Security Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until the payment and performance in full of the Obligations, (2) be binding upon the Company, its successors and assigns; and (3) inure to the benefit of, and be enforceable by, the Purchasers and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (3), the Purchasers may assign or otherwise transfer all or any portion of its rights and obligations under the Securities Purchase Agreement (including, without limitation, all or any portion of any Preferred Shares held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Purchasers herein or otherwise. Upon the later of the payment and performance in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination, the Purchasers will, at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination.

         Section 14.01. Governing Law; Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario; provided, however (a) if any provision of this Security Agreement is unenforceable under Ontario law but is enforceable under the laws of the U.S. State of Florida, then Florida law shall govern the construction and enforcement of that provision; and (b) if the security interest hereunder is valid and perfected under Florida law, or any remedy hereunder is valid or enforceable under Florida law, then such security interest shall be and shall be deemed to be valid, perfected and enforceable, and such remedy shall be and shall be deemed to be valid and enforceable, in any jurisdiction. Unless otherwise defined in this Security Agreement or in the Securities Purchase Agreement, terms used in Article 9 of the UCC are used herein as therein defined.

         Section 15.01. Dispute Resolution. The parties agree that the courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Agreement or any other Transaction. The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change venue. The prevailing party in any action brought to enforce or construe this Security Agreement shall be entitled to recover reasonable attorneys fees.

          IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


The Agent:

Thomson Kernaghan & Co. Ltd.


By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________

The Company:

eAutoclaims.com, INC.


By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________


The Purchasers:

By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________

By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________